SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 3, 2003 (November 3, 2003)

GEORGIA GULF CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9753 (Commission File Number)	58-1563799 (IRS Employer Identification Number)

400 Perimeter Center Terrace, Suite 595, Atlanta, GA (Address of Principal Executive Offices)		30346 (Zip Code)

Registrant's Telephone Number, including area code: (770) 395-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c) Exhibits.
99.1     Press Release Dated November 3, 2003

Item 9. Regulation FD Disclosure (Information Being Furnished Under Item 12).

In accordance with the Securities and Exchange Commission Release No.33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 3, 2003, Georgia Gulf Corporation issued a press release announcing the commencement of a tender offer and consent solicitation for its 10 3/8 senior subordinated notes.. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated into Item 9 of this Form 8-K by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2003	Georgia Gulf Corporation

/s/ JOEL I. BEERMAN

Joel I. Beerman
Vice President, General Counsel
and Secretary

EXHIBIT INDEX

99.1 Press Release dated November 3, 2003